UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K/A
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 23, 2021 (October 21, 2021)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 amends the Current Report on Form 8-K filed on October 21, 2021 (Form 8-K), in which the Federal Home Loan Bank of Indianapolis reported the election of Michael E. Bosway, Perry G. Hines, and Sherri L. Reagin, and re-election of Larry W. Myers to the Board of Directors for terms of four years each beginning on January 1, 2022. As of the date of filing the Form 8-K, the Board had not approved director assignments to Board committees for 2022.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 19, 2021, the Board approved the following Committee assignments for all Directors for 2022:

Name	Affordable Housing	Audit	Executive/ Governance	Finance/Budget	Human Resources	Risk Oversight	Succession Planning	Technology
Dan L. Moore	EO	EO	C	EO	EO	EO	EO	EO
Karen F. Gregerson		X	VC		X
Brian D.J. Boike				X	X	X
Michael E. Bosway					X	VC		X
Clifford M. Clarke				X	X		X	VC
Lisa D. Cook				VC		X		X
Charlotte C. Decker		X	X					C
Robert M. Fisher			X	X	C		X
Perry G. Hines	X			X	X		VC
Jeffrey G. Jackson		VC		X		X
Robert D. Long		C	X					X
Michael J. Manica	X		X	C			X
Larry W. Myers		X	X			C
Christine Coady Narayanan	X		X				C
Sherri L. Reagin		X			VC	X
Todd Sears	VC	X						X
Larry A. Swank	C		X	X			X
"C" designates a committee chair; "VC" designates a committee vice chair; "X" designates a committee member; "EO" is a committee member ex officio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2021

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer